EXHIBIT 99.1
                                                                    ------------

                         SUBSEQUENT TRANSFER INSTRUMENT

                  Pursuant to this Subsequent Transfer Instrument, dated January 14, 1997 (the "Instrument"), between Salomon Brothers Mortgage Securities VII, Inc. as seller (the "Depositor"), and Bankers Trust Company as trustee of the Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, Option One Mortgage Company as master servicer and the Trustee as trustee, the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

                  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  Section 1.        CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

                  (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Master Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

                  (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders and the Certificate Insurer all the right, title and interest of the Depositor, in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated the date hereof, between the Depositor as purchaser and the Master Servicer as seller, to the extent of the Subsequent Mortgage Loans, a copy of which agreement is annexed hereto as Attachment G.

                  (c) Additional terms of the sale are set forth on Attachment A hereto.

                  Section 2.        REPRESENTATIONS AND WARRANTIES; CONDITIONS
                                    PRECEDENT.

                  (a) The Depositor hereby confirms that each of the conditions precedent and the representations and warranties set forth in Section 2.10 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

                  (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

                  Section 3.        RECORDATION OF INSTRUMENT.

                  To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 4.        GOVERNING LAW.

                  This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                  Section 5.        COUNTERPARTS.

                  This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

                  Section 6.        SUCCESSORS AND ASSIGNS.

                  This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.


                                SALOMON BROTHERS MORTGAGE
                                SECURITIES VII, INC.


                                By:      /s/ Vincent J. Varca
                                         ------------------------
                                Name:    Vincent J. Varca
                                Title:   Assistant Vice President



                                BANKERS TRUST COMPANY, as Trustee for
                                Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Fixed Rate And Floating Rate Certificates, Series 1996-8


                                By:      /s/ Jennifer Cunningham
                                         ------------------------
                                Name:    Jennifer Cunningham
                                Title:   Assistant Vice President



ATTACHMENTS

A.       Additional Terms of Sale.
B.       Schedule of Subsequent Mortgage Loans.
C.       Depositor's Officer's certificate.
D.       Opinions of Depositor's counsel (bankruptcy, corporate).
E.       Trustee's Certificate.
F.       Opinion of Trustee's Counsel.
G.       Subsequent Mortgage Loan Purchase Agreement.

                                  ATTACHMENT A
                                  ------------


                            ADDITIONAL TERMS OF SALE

         A.       General

                  1.       Subsequent Cut-off Date:  January 1, 1997
                  2.       Subsequent Transfer Date:  January 14, 1997
                  3. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date:
                           $1,450,563.76 (Sub-Pool 1)
                  4.       Purchase Price:  100.00%

         B. The following representations and warranties with respect to each Subsequent Mortgage Loan determined as of the Subsequent Cut-off Date shall be true and correct: (i) the Subsequent Mortgage Loan may not be 30 or more days delinquent as of the related Subsequent Cut-off Date; (ii) the stated term to maturity of the Subsequent Mortgage Loan will not be less than 180 months and will not exceed 360 months; (iii) the Subsequent Mortgage Loan may not provide for negative amortization; (iv) the Subsequent Mortgage Loan will not have a Loan-to-Value Ratio (or Combined Loan-to-Value Ratio, in the case of Second Mortgage Loans) greater than 90%; (v) the Subsequent Mortgage Loans will have as of the end of the Funding Period, a weighted average term since origination not in excess of 18 months; (vi) no Subsequent Mortgage Loan in Sub-Pool 1 shall have a Mortgage Rate less than 8.25% or greater than 16%, and no Subsequent Mortgage Loan in Sub-Pool 2 shall have a Mortgage Rate less than 5.5% or greater than 16%; (vii) the Subsequent Mortgage Loan will have been serviced by the Master Servicer since origination or purchase by the Depositor; and (viii) the Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under the section "The Mortgage Pool--Underwriting Standards; Representations" in the Prospectus Supplement.

         C. Following the purchase of any Subsequent Mortgage Loans by the Trust Fund, the Mortgage Loans in Sub-Pool 1 and Sub-Pool 2 (including the related Subsequent Mortgage Loans) will, as determined separately for each Sub-Pool as of the end of the related Funding Period: (i) have a weighted average original term to stated maturity of not less than 180 months and not more than 360 months; (ii) have a weighted average Mortgage Rate of not less than 11.415% and not more than 11.615% with respect to the Mortgage Loans in Sub-Pool 1, and not less than 9.767% and not more than 9.967% with respect to the Mortgage Loans in Sub-Pool 2, each by aggregate principal balance of the Mortgage Loans in such Sub-Pool; (iii) have a weighted average Loan-to-Value Ratio (or weighted average Combined Loan-to-Value Ratio, in the case of second lien Mortgage Loans) of not more than 69% with respect to Sub-Pool 1, and not more than 73% with respect to Sub-Pool 2, each by aggregate principal balance of the Mortgage Loans in such Sub-Pool; (iv) have no Mortgage Loan with a principal balance in excess of $600,000; (v) have a weighted average Gross Margin not less than 5.433% with respect to the Mortgage Loans in Sub-Pool 2; and (vi) not have a concentration of second lien Mortgage Loans in excess of 17.58% nor a concentration of Balloon Mortgage Loans in excess of 28.58% with respect to Sub-Pool 1, in each by aggregate principal balance of the Mortgage Loans in Sub-Pool 1.

                                  ATTACHMENT B
                                  ------------


                      SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

                                  ATTACHMENT C
                                  ------------


                        DEPOSITOR'S OFFICER'S CERTIFICATE

                              OFFICER'S CERTIFICATE

                 Salomon Brothers Mortgage Securities VII, Inc.
             Asset-Backed Fixed Rate and Floating Rate Certificates
                                  Series 1996-8


                  I, Vincent J. Varca, hereby certify that I am a duly elected Assistant Vice President of Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor"), a Delaware corporation, and further, to the best of my knowledge and after due inquiry, as follows:

                  Each condition precedent and representation and warranty specified in Section 2.10 of the Pooling and Servicing Agreement, dated as of December 1, 1996, among the Depositor, Option One Mortgage Corporation as Master Servicer and Bankers Trust Company as Trustee (the "Pooling and Servicing Agreement") and each condition precedent specified in the Subsequent Transfer Instrument has been satisfied by the Depositor.

                  Capitalized terms not defined herein have the meanings set forth in the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:   January 14, 1997


                                      SALOMON BROTHERS MORTGAGE
                                      SECURITIES VII, INC.


                                      By:      _______________________________
                                      Name:    Vincent J. Varca
                                      Title:   Assistant Vice President

                                  ATTACHMENT D
                                  ------------


                         OPINION OF DEPOSITOR'S COUNSEL

                                                       January 14, 1997





Standard & Poor's Ratings Services          Financial Security Assurance Inc.
25 Broadway                                 350 Park Avenue
New York, New York  10004                   New York, New York  10022

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

       Re: Salomon Brothers Mortgage Securities VII, Inc.
           Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8
           ---------------------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as counsel to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") in connection with the conveyance of approximately $1,450,563 of certain fixed-rate mortgage loans (the "Subsequent Mortgage Loans") by the Depositor to Bankers Trust Company as trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of January 1, 1997 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, Option One Mortgage Corporation as master servicer and the Trustee, pursuant to a Subsequent Transfer Instrument, dated January 14, 1997 (the "Subsequent Transfer Instrument"), between the Depositor and the Trustee (the Subsequent Transfer Instrument and the Pooling and Servicing Agreement, together, the "Agreements"). The Depositor purchased the Subsequent Mortgage Loans from Option One Mortgage Corporation (in such capacity, the "Seller") pursuant to a Subsequent Mortgage Loan Purchase Agreement, dated January 14, 1997, between the Depositor and the Seller. On the Closing Date, the Depositor previously transferred to a trust fund certain fixed-rate and adjustbable-rate mortgage loans (collectively, the "Initial Mortgage Loans"; the Subsequent Mortgage Loans and the Initial Mortgage Loans, together, the "Mortgage Loans") and deposited the amounts of approximately $9,999,214 and approximately $52,307,993 in two separate pre-funding accounts pursuant to the Pooling and Servicing Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  In rendering this opinion letter, we have examined the Agreements and such records and other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations of parties to the Agreements contained therein and, where we have deemed appropriate, representations or certifications of officers of parties to the

Agreements or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed, except as to the Depositor, that all parties had the corporate power and authority to enter into and perform all obligations thereunder and, as to such parties, we have also assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents to the fullest extent contemplated by the Agreements. We have also assumed, except as to the Depositor, the conformity of the Mortgage Loans and related documents to the requirements of the Agreements and that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements.

                  In rendering this opinion letter, we do not express any opinion concerning any law other than Title 11 of the United States Code (the "Bankruptcy Code"; a proceeding thereunder, a "Bankruptcy") and the law of the State of New York to the extent it is applicable. We express no opinion with respect to the ability of any person or other entity to obtain a temporary restraining order prohibiting or limiting any person or entity from obtaining any property of or from the Depositor prior to a final judicial resolution of any assertion that the automatic stay provisions of Section 362 of the Bankruptcy Code preclude such action. We do not express any opinion on any matter not expressly addressed below.

                  Based upon the foregoing, it is our opinion that in the event of the Bankruptcy of the Depositor, a court (i) would not characterize the transfer of the Subsequent Mortgage Loans by the Depositor to the Trustee as a loan secured by the Mortgage Loans rather than as a sale of the Mortgage Loans, and (ii) on a basis of such a characterization, would not hold that the Subsequent Mortgage Loans or any proceeds thereof constitute property of the estate of the Depositor pursuant to Bankruptcy Code Section 541 or property subject to the automatic stay provisions of Bankruptcy Code Section 362(a).

                  This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person is entitled to rely hereon. Copies of this letter may not be furnished to any other person, nor may any portion of this letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                                 Very truly yours,

                                                 THACHER PROFFITT & WOOD

                                                 By

                                  ATTACHMENT E
                                  ------------

                              TRUSTEE'S CERTIFICATE

                                January 14, 1997


Salomon Brothers Mortgage
  Securities VII, Inc.
Seven World Trade Center
New York, New York  10048

Option One Mortgage Corporation
2020 East First Street, Suite 100
Santa Ana, California  92706

     Re:   Pooling and Servicing Agreement, dated as of December 1, 1996, among Salomon Brothers Mortgage Securities VII, Inc.,
           Option One Mortgage Corporation and Bankers Trust Company, Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8 Subsequent Transfer on January 14, 1997
           ---------------------------------------------------------------------

Ladies and Gentlemen:

                  Attached is the Trustee's preliminary exception report with respect to the Subsequent Mortgage Loans delivered in accordance with Section
2.02 of the referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File pertaining to the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Mortgage File included any of the documents specified in clause (v) of Section 2.01 of the Pooling and Servicing Agreement.


                                           BANKERS TRUST COMPANY


                                           By:______________________________
                                           Name:
                                           Title:

                                  ATTACHMENT F
                                  ------------

                          OPINION OF TRUSTEE'S COUNSEL

                                                     As of January 14, 1997


Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Salomon Brothers Mortgage Securities VII, Inc.
Seven World Trade Center
New York, New York 10048

Option One Mortgage Corporation
2020 East First Street, Suite 120
Santa Ana, California 92705

Financial Security Assurance, Inc.
350 Park Avenue
New York, New York 10022

Standard & Poor's Ratings Group
26 Broadway, 15th Floor
New York, New York 10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007

     Re: Subsequent Transfer Instrument, dated January 14, 1997, between Salomon Brothers Mortgage Securities VII, Inc., as the Depositor and Bankers Trust Company, as the Trustee (Option One Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8)

Ladies and Gentlemen:

                  We have acted as special counsel to Bankers Trust Company, as purchaser (the "Trustee") under the Subsequent Transfer Instrument, dated January 14, 1997 (the "Agreement") between Salomon Brothers Mortgage Securities VII, Inc., as seller (the "Depositor") and the Trustee, as purchaser. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                  In arriving at the opinions expressed below, we have examined and relied upon the originals or copies, certified or otherwise identified to our satisfaction, of the Agreement and of such records, documents, instruments and certificates, and we have made such investigations of law, as we have deemed appropriate as the basis for the opinions expressed below. We have assumed and have not verified that the signatures on all documents that we have examined are genuine and that each person signing each such document was duly authorized to sign such document on behalf of the person or entity purported to be bound thereby. In addition, for purposes of rendering the opinions expressed below, we have, with your permission, (i) relied upon such other documents, instruments and certificates, including certificates of the Trustee and of public officials, relating to the good standing of the Trustee, without investigation on our part of any of the matters set forth therein and (ii) assumed, without investigation on our part, that the Agreement has been duly authorized and validly executed and delivered by the Depositor and is a legal, valid, binding and enforceable instrument of the Depositor.

                  Based upon the forgoing, we are of the opinion that:

                  1. The Trustee is a banking corporation validly existing and in good standing under the laws of the State of New York and has the banking power and authority to enter into, and to take all action required of it, under the Agreement.

                  2. The Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership and similar laws affecting creditors' rights generally, and the rights of creditors of New York banking corporations and depository institutions the accounts of which are insured by the FDIC specifically, and subject, as to enforceability, to general principles of equity and the discretion of the court, regardless of whether enforcement is sought in a proceeding in equity or law.

                  3. The execution and delivery of the Agreement by the Trustee and the performance by the Trustee of its terms do not conflict with or result in a violation of (a) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Trustee, or
(b) the Restated Organization Certificate and By-laws of the Trustee.

                  4. No consent, approval, or authorization or filing or registration with, or notice to, any governmental regulatory authority is required for the Trustee in connection with the execution and delivery of, performance under, or compliance with, the Agreement.

                  We express no opinion other than as to the law of the State of New York and the federal law of the United States of America.

                  This opinion is furnished for your benefit only and solely in connection with the Agreement. You may not rely on this opinion for any other purpose nor may anyone else rely on this opinion without our express written consent.

                                Very truly yours,

                                  ATTACHMENT G
                                  ------------


                   SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT

                   SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT


                  This is a Subsequent Mortgage Loan Purchase Agreement (this "Agreement"), dated January 14, 1997, between Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation (the "Purchaser") and Option One Mortgage Corporation, a California corporation (the "Seller").

                              PRELIMINARY STATEMENT

                  The Seller intends to sell the Subsequent Mortgage Loans (as hereinafter defined) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Purchaser intends to deposit the Subsequent Mortgage Loans into a mortgage pool comprising the trust fund. The trust fund is evidenced by a single series of asset-backed floating rate certificates designated as Series 1996-8 (the "Certificates"), consisting of four classes of certificates. The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, the Seller as master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  The parties hereto agree as follows:

                  SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, and the Purchaser agrees to purchase, on or before January 14, 1997 (the "Closing Date"), certain conventional, one- to four-family, fixed-rate residential mortgage loans (the "Subsequent Mortgage Loans"), having an aggregate principal balance as of the close of business on January 1, 1997 (the "Subsequent Cut-off Date") of $1,450,563.76 (the "Closing Balance"), after giving effect to all payments due on the Subsequent Mortgage Loan on or before the Subsequent Cut-off Date, whether or not received.

                  SECTION 2. SUBSEQUENT MORTGAGE LOAN SCHEDULE. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a schedule (the "Closing Schedule") that together shall describe such Subsequent Mortgage Loans and set forth all of the Subsequent Mortgage Loans to be purchased under this Agreement. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be appended to the Mortgage Loan Schedule under the Pooling and Servicing Agreement.

                  SECTION 3.        CONSIDERATION.

                  (a) In consideration for the Subsequent Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 8, pay to or upon the order of the Seller in immediately available funds an amount (the "Purchase Price") equal to the Closing Balance.

                  (b) The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Subsequent Cut-off Date, all other payments of principal due and collected after the Subsequent Cut-off Date, and all payments of interest on the Subsequent Mortgage Loans allocable to the period after the Subsequent Cut-off Date. All scheduled payments of principal and interest due on or before the Subsequent Cut-off Date and collected after the Subsequent Cut-off Date shall belong to the Seller.

                  (c) Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Subsequent Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the related Certificateholders.

                  SECTION 4.        TRANSFER OF THE SUBSEQUENT MORTGAGE LOANS.

                  (a) POSSESSION OF MORTGAGE FILES. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Subsequent Mortgage Loans. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Subsequent Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Subsequent Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

                  (b) DELIVERY OF SUBSEQUENT MORTGAGE LOAN DOCUMENTS. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Subsequent Mortgage Loan:

                           (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of Bankers Trust Company, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1996-8, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                           (ii) the original Mortgage with evidence of recording thereon;

                           (iii) an original Assignment of Mortgage executed in the following form: "Bankers Trust Company, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1996-8";

                           (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                           (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

                           (vi) the original lender's title insurance policy, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor.

                  Notwithstanding anything to the contrary contained in this
Section 4, if any document referred to in Section 4(b)(ii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon delivery by or on behalf of the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt thereof to or on behalf of the Seller of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.

                  In the event that the original lender's title insurance policy has not yet been issued, the Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. The Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt by the Seller of any such original title insurance policy or original Primary Mortgage Insurance Policy.

                  (c) ACCEPTANCE OF SUBSEQUENT MORTGAGE LOANS. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Subsequent Mortgage Loans identified on the Subsequent Mortgage Loan Schedule.

                  (d) TRANSFER OF INTEREST IN AGREEMENTS. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller under this Agreement will be promptly reimbursed by the Seller.

                  (e) EXAMINATION OF MORTGAGE FILES. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination the Mortgage File pertaining to each Subsequent Mortgage Loan, or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Subsequent Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Subsequent Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Subsequent Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

                  SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER.

                  (a) The Seller hereby represents and warrants, as of the date hereof and as of the Closing Date, and covenants, that:

                           (i) The Seller is duly organized, validly existing
and in good standing as a corporation under the laws of the State of California with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller had the full corporate power and authority to own the Subsequent Mortgage Loans and to transfer and convey the Subsequent Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement.

                           (ii) The Seller has duly authorized the execution,
delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization.

                           (iii) The execution, delivery and performance of this
Agreement by the Seller does not conflict and will not conflict with or result or will result in a breach of or constitute or will constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the articles of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property, or results or will result in the creation or imposition of any lien, charge or encumbrance, in each case, which conflict, breach, default, lien, charge or encumbrance would have a material adverse effect upon the Subsequent Mortgage Loans or any documents or instruments evidencing or securing the Subsequent Mortgage Loans.

                           (iv) No consent, approval, authorization or order of,
registration or filing with, or notice to any governmental authority or court is required, under federal laws or the laws of the State of California, for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates.

                           (v) With respect to any statement regarding the
intentions of the Seller, this Agreement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

                           (vi) The Seller is not in violation of, and the
execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller its assets, which violation would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or would materially and adversely affect the performance of its obligations and duties hereunder.

                           (vii) The Seller is a HUD approved mortgagee pursuant
to Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, that would make the Seller unable to comply with HUD eligibility requirements or that would require notification to HUD.

                           (viii) The Seller does not believe, nor does it have
any reason or cause to believe, that it cannot perform each and every covenant that it is responsible for in this Agreement.

                           (ix) Immediately prior to the sale of the Subsequent
Mortgage Loans to the Purchaser as herein contemplated, the Seller was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note, and, upon the payment of the purchase price and the delivery of the Residual Certificates to the Seller, in the event that the Seller retains record title, the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof from and after the date hereof.

                           (x) There are no actions or proceedings against, or
investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Subsequent Mortgage Loans by the Seller or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement.

                           (xi) The consummation of the transactions
contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller are not subject to the bulk transfer or any similar statutory provisions.

                           (xii) The information delivered by the Seller to the
Purchaser with respect to the Seller's loan loss, foreclosure and delinquency experience on mortgage loans underwritten to the same standards as the Subsequent Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects and includes adjustments for payments which are timely received but which are not honored, due to insufficient funds or for any other reason.

                           (xiii) The Seller has not dealt with any broker,
investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Subsequent Mortgage Loans.

                           (xiv) There is no litigation currently pending or, to
the best of the Seller's knowledge without independent investigation, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Subsequent Mortgage Loans, the issuance of the Certificates or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Seller.

                           (xv) From and after the Closing Date, the Seller
agrees that it will not take any action or permit or cause any action to be taken by any of its agents and Affiliates, or by any independent contractors or independent mortgage brokerage companies on the Seller's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Subsequent Mortgage Loan for the purpose of refinancing such Subsequent Mortgage Loan, nor will the Seller purchase any loan to a Mortgagor secured by a Mortgaged Property, in whole or in part; provided, that the Seller may solicit any Mortgagor for whom the Seller has received a request for verification of mortgage from an originator of mortgage loan products similar to the Subsequent Mortgage Loans that indicates that such Mortgagor intends to refinance his or her

Subsequent Mortgage Loan; provided further, that the foregoing shall not preclude solicitations to the general public by newspaper, radio, television or other media that are not directed toward the Mortgagor, or from refinancing the Subsequent Mortgage Loan of a Mortgagor who, without solicitation, contacts the Seller in connection with the refinance of such Subsequent Mortgage Loan.

                  SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE SELLER RELATING TO THE SUBSEQUENT MORTGAGE LOANS.

                  The Seller hereby represents and warrants to the Purchaser that as to each Subsequent Mortgage Loan as of the Closing Date:

                  (i) The information set forth in the Subsequent Mortgage Loan Schedule as transmitted by modem to the Purchaser by the Seller (as such transmitted information may have been amended in writing by the Seller with the written consent of the Purchaser subsequent to such transmission) is complete, true and correct as of the Subsequent Cut-off Date; provided, however, that no representation or warranty is made as to the Closing Schedule to the extent that information in such Closing Schedule is inconsistent with the Subsequent Mortgage Loan Schedule transmitted by the Seller as described above (as the same may have been amended as described above);

                  (ii) All payments required to be made prior to the first day of the month in which the Closing Date occurs for such Subsequent Mortgage Loan under the terms of the related Mortgage Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; and as of the Closing Date, no payment required under any Subsequent Mortgage Loan has been 30 days delinquent more than once during the last twelve months and no Subsequent Mortgage Loan has ever been 90 or more days delinquent;

                  (iii) At the origination of such Subsequent Mortgage Loan, there were no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property, and, to the knowledge of the Seller, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

                  (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Subsequent Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee and the terms of which are reflected in the Subsequent Mortgage Loan Schedule;

                  (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Subsequent Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                  (vii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of Subsequent Mortgage Loan have been complied with;

                  (viii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

                  (ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Subsequent Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Subsequent Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. Unless otherwise disclosed to the Purchaser in writing, the Mortgaged Property was not, as of the date of origination of the Subsequent Mortgage Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

                  (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

                  (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Subsequent Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

                  (xii) The proceeds of the Subsequent Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Subsequent Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

                  (xiii) As of the Closing Date and prior to the sale of the Subsequent Mortgage Loan hereunder to the Purchaser, the Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and had full right to transfer and sell the Subsequent Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

                  (xiv) To the best of the Seller's knowledge, all parties which have had any interest in the Subsequent Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                  (xv) The Subsequent Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(a), (b) and (c) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Subsequent Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The

Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

                  (xvi) Except for any defaults of the kind described in paragraph (iii) above which are not known to the Seller, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

                  (xvii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (xviii) All improvements that were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (xix) The Subsequent Mortgage Loan was (i) originated (as the term is used for the purposes of the Secondary Mortgage Market Enhancement Act) by the Seller or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Seller directly through loan brokers or correspondents such that (a) the Subsequent Mortgage Loan was originated in conformity with the Seller's underwriting guidelines, (b) the Seller approved the Subsequent Mortgage Loan prior to funding thereof and (c) the Seller provided the funds used to originate the Subsequent Mortgage Loan and acquired the Subsequent Mortgage Loan on the date of origination thereof;

                  (xx) Principal payments on the Subsequent Mortgage Loan commenced no more than two (2) months after the proceeds of the Subsequent Mortgage Loan were disbursed. Interest on the Subsequent Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. The Mortgage Note does not permit negative amortization;

                  (xxi) The origination and collection practices used by the Seller with respect to each Mortgage Note and Mortgage have been in all respects legal, proper and customary in the mortgage origination and servicing industry. The Subsequent Mortgage Loan has been serviced by the Seller and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

                  (xxii) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

                  (xxiii) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. Since the date of origination of the Subsequent Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

                  (xxiv) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (ix) above;

                  (xxv) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser who met the requirements of the Seller's appraisal policy and procedures and who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Subsequent Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC;

                  (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxvii) No Subsequent Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Subsequent Mortgage Loan is not a graduated payment mortgage loan and the Subsequent Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                  (xxviii) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans; and if the Subsequent Mortgage Loan is a Refinanced

Subsequent Mortgage Loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

                  (xxix) No Subsequent Mortgage Loan was made in connection with
(a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

                  (xxx) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Subsequent Mortgage Loan pursuant to the Pooling and Servicing Agreement, have been delivered to the Trustee all in compliance with the specific requirements of the Pooling and Servicing Agreement;

                  (xxxi) The Mortgaged Property is lawfully occupied under applicable law; to the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

                  (xxxii) To the best of the Seller's knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Subsequent Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Subsequent Mortgage Loan or in the application of any insurance in relation to such Subsequent Mortgage Loan;

                  (xxxiii) The Assignment of Mortgage, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (xxxiv) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Subsequent Mortgage Loan;

                  (xxxv) Approximately ______% of the Subsequent Mortgage Loans, by aggregate principal balance as of the Subsequent Cut-off Date, are Balloon Mortgage Loans;

                  (xxxvi) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development), such condominium or planned unit development project meets the FNMA's eligibility requirements;

                  (xxxvii) The Seller has made no mortgage on any Mortgaged Property other than the Subsequent Mortgage Loan;

                  (xxxviii) The Subsequent Mortgage Loan was not intentionally selected by the Seller in a manner intended to adversely affect the interest of the Purchaser;

                  (xxxix) The Seller has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement other than the Purchaser except as the Seller has previously disclosed to the Purchaser in writing;

                  (xl) The Mortgaged Property consists of a parcel of real property of not more than ten acres with a single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development. The Mortgaged Property is improved with a Residential Dwelling. Without limiting the foregoing, the Mortgaged Property does NOT consist of any of the following property types: (a) co-operative units, (b) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes and (f) manufactured homes (as defined in the FNMA Originator-Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park." The Mortgaged Property is either a fee simple estate or a long-term residential lease. If the Subsequent Mortgage Loan is secured by a long-term residential lease, unless otherwise specifically disclosed in the Subsequent Mortgage Loan Schedule, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained and such consent is the Mortgage File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (x) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (y) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (C) the original term of such lease is not less than 15 years; (D) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (E) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is a widely accepted practice;

                  (xli) At the time of origination, the Loan-to-Value Ratio of the Subsequent Mortgage Loan was not greater than 90%;

                  (xlii) The Mortgage, and if required by applicable law the related Mortgage Note, contains a provision for the acceleration of the payment of the unpaid principal balance of the Subsequent Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee, at the option of the Mortgagee; and

                  (xliii) The representations and warranties contained in
Section 2.10(c) of the Pooling and Servicing Agreement are true and correct, and as of the end of the related Funding

Period, the representations and warranties contained in Section 2.10(d) of the Pooling and Servicing Agreement will be true and correct.

                  SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION AND FOR BREACH OF REPRESENTATION AND WARRANTY.

                  (a) The representations and warranties contained in Section 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Subsequent Mortgage Loans or any failure on the part of the Seller or the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of asset-backed floating rate certificates evidencing an interest in all or a portion of the Subsequent Mortgage Loans. With respect to the representations and warranties contained herein as to which the Seller has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Subsequent Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by the Seller with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Seller shall take such action described in the following paragraph in respect of such Subsequent Mortgage Loan.

                  Upon discovery by the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller (as listed on the Trustee's Preliminary Exception Report) as part of any Mortgage File, or of a breach of any of the representations and warranties contained in Section 6 that materially and adversely affects the value of any Subsequent Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering such breach shall give prompt written notice to the others. Within sixty (60) days of its discovery or its receipt of notice of any such missing documentation that was not transferred by the Seller as described above, or of materially defective documentation delivered by Seller, or of any such breach of a representation and warranty by Seller, the Seller promptly shall deliver such missing document or cure such defect or breach in all material respects or, in the event the Seller cannot deliver such missing document or cannot cure such defect or breach, the Seller shall, within ninety
(90) days of its discovery or receipt of notice, repurchase the affected Subsequent Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement). The Seller shall amend the Closing Schedule to reflect the withdrawal of such Subsequent Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement. The Seller shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price in accordance with Section
2.03 of the Pooling and Servicing Agreement. Any repurchase required by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

                  (b) It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure or repurchase a defective Subsequent Mortgage Loan constitute the sole remedies of the Purchaser against the Seller respecting a missing document or a breach of the representations and warranties contained in Section 6.

                  SECTION 8. CLOSING; PAYMENT FOR THE SUBSEQUENT MORTGAGE LOANS. The closing of the purchase and sale of the Subsequent Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood at 10:00 a.m. New York City time on the Closing Date.

                  The closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

                  (b) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

                  (c) The Seller shall have delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Subsequent Mortgage Loans) required to be so delivered by the Seller pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

                  (d) All other terms and conditions of this Agreement and the Pooling and Servicing Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Subsequent Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Price in immediately available funds.

                  SECTION 9. CLOSING DOCUMENTS. Without limiting the generality of Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

                  (a) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Purchaser, Financial Security Assurance Inc. ("FSA") and Salomon Brothers Inc (the "Underwriter") may rely, in the form of
                           Exhibit 1 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Seller under the laws of California;

                  (b) An Officers' Certificate of the Seller, dated the Closing Date, upon which the Purchaser, FSA and the Underwriter may rely, in the form of Exhibit 2 hereto, with respect to certain facts regarding the sale of the Subsequent Mortgage Loans by the Seller to the Purchaser;

                  (c) An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Purchaser, FSA and the Underwriter, substantially in the form attached hereto as Exhibit 3;

                  (d) Such opinions of counsel as the Rating Agencies or the Trustee may request in connection with the sale of the Subsequent Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement; and

                  (e) Such further information, certificates, opinions and documents as the Purchaser or the Underwriter may reasonably request.

                  SECTION 10. COSTS. The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Subsequent Mortgage Loans, including without limitation, recording fees, fees for title policy endorsements and continuations and the fees for recording Assignments of Mortgage, the fees and expenses of the Seller's accountants and attorneys, the costs and expenses incurred in connection with producing the Seller's loan loss, foreclosure and delinquency experience, the costs and expenses incurred in connection with obtaining the documents referred to in Section 9, the fees, costs and expenses of the Trustee and any custodian, the fees, costs and expenses of FSA, the fees, costs and expenses of the Rating Agencies, and the fees and expenses of the Purchaser's and the Underwriter's counsel in connection with the preparation of all documents relating to the securitization of the Subsequent Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                  SECTION 11. SERVICING. The Seller has represented to the Purchaser that the Subsequent Mortgage Loans are not subject to any other servicing agreements with third parties. It is understood and agreed between the Seller and the Purchaser that the Subsequent Mortgage Loans are to be delivered free and clear of any servicing agreements. The Seller, without reimbursement from the Purchaser, shall pay any fees or penalties required by any servicer for releasing the Subsequent Mortgage Loans from any such servicing agreement and shall arrange for the orderly transfer, as of the Subsequent Cut-off Date, of such servicing from any such servicer to the Master Servicer. The Subsequent Mortgage Loans shall be serviced by the Seller, in its capacity as Master Servicer, in accordance with the terms of the Pooling and Servicing Agreement. For so long as the Seller services the Subsequent Mortgage Loans, the Seller shall be entitled to the Servicing Fee and such other payments as provided for under the terms of the Pooling and Servicing Agreement.

                  SECTION 12. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Subsequent Mortgage Loans described on the Subsequent Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Subsequent Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Subsequent Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Subsequent Mortgage Loan and each document and instrument evidencing each such Subsequent Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Subsequent Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Subsequent Mortgage Loan to the extent permitted by this Agreement, and (ii) obligation to deliver or cause to be delivered the consideration for the Subsequent Mortgage Loans pursuant to Section 8 hereof. Any Subsequent Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

                  Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Subsequent Mortgage Loans, if delivery to the Purchaser has occurred, and the security interest created by this Section 12 shall be deemed to have been released.

                  SECTION 13. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at Seven World Trade Center, New York, New York 10048, Attention: Mortgage Finance Group, or such other address as the Purchaser may designate in writing to the Seller, and if to the Seller, addressed to the Seller at 2020 E. First Street, Suite 100, Santa Ana, California 92706, Attention: Ms. Fabiola Camperi, or such other address as the Seller may designate in writing to the Purchaser.

                  SECTION 14. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Subsequent Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 15. AGREEMENT OF PARTIES. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

                  SECTION 16. SURVIVAL. The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Subsequent Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

                  SECTION 17. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 18. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  It is the express intent of the parties hereto that the conveyance of the Subsequent Mortgage Loans by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Subsequent Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Subsequent Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Subsequent Mortgage Loans are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Subsequent Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and
(b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Subsequent Mortgage Loans and all amounts payable to the holders of the Subsequent Mortgage

Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-305 of the New York Uniform Commercial Code; and (4) notifications to persons holding such property and acknowledgments, receipts or confirmations from persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Subsequent Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.


                                   By:___________________________________
                                   Name:    Vincent J. Varca
                                   Title:   Assistant Vice President



                                   OPTION ONE MORTGAGE CORPORATION


                                   By:___________________________________
                                   Name:    William L. O'Neill
                                   Title:   Senior Vice President

                                                                       EXHIBIT 1

                   FORM OF OFFICER'S CERTIFICATE OF THE SELLER

                         Option One Mortgage Corporation

                              Officer's Certificate


                  I, ____________________________, hereby certify that I am the duly elected _____________________________________, of Option One Mortgage
Corporation, a California corporation (the "Company"), and further certify on behalf of the Company as follows:

                  1. Attached hereto as Attachment I is a true and correct copy of the Certificate of Incorporation and By-laws of the Company as in full force and effect on the date hereof. No event has occurred since ________________ which has affected the good standing of the Company under the laws of the State of California.

                  2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Company which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Company's ability to perform its obligations under the Subsequent Mortgage Loan Purchase Agreement, dated January 14, 1997 (the "Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

                  3. Each person who, as an officer or representative of the Company, signed the Purchase Agreement or any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated by the Purchase Agreement and the Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling Agreement"), among SBMS VII, the Company and Bankers Trust Company, was at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Company on December ___, 1996 (the "Resolutions") with respect to the transactions contemplated by the Purchase Agreement and the Pooling Agreement; said Resolutions have not been amended or modified, annulled or revoked and are in full force and effect on the date hereof.

                  5. All of the representations and warranties of the Company contained in the Purchase Agreement are true and correct in all material respects as of the Closing Date, and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Purchase Agreement.

                  6. The Company has performed all of its duties and has satisfied all of the material conditions on its part to be performed or satisfied prior to the Closing Date.

                  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:

         (Seal)                            OPTION ONE MORTGAGE CORPORATION

                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________


                  I, ________________________________, [Assistant] Secretary of
Option One Mortgage Corporation, hereby certify that ___________________________ is the duly elected, qualified and acting ______________________________________
of Option One Mortgage Corporation and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:
                                           OPTION ONE MORTGAGE CORPORATION

                                           By:____________________________
                                           Name:__________________________
                                           Title:_________________________

                                                                       EXHIBIT 2

                   FORM OF OFFICER'S CERTIFICATE OF THE SELLER
               WITH RESPECT TO CERTAIN FACTS REGARDING THE SALE OF
                          THE SUBSEQUENT MORTGAGE LOANS

                 Salomon Brothers Mortgage Securities VII, Inc.
                     Asset-Backed Floating Rate Certificates
                                  Series 1996-8


                  Reference is made to the sale of mortgage loans (the "Subsequent Mortgage Loans") by Option One Mortgage Corporation (the "Seller") to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") pursuant to a Subsequent Mortgage Loan Purchase Agreement, dated January 14, 1997 (the "Purchase Agreement"), between the Seller and the Depositor. Reference is further made to the Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling and Servicing Agreement"; together with the Purchase Agreement, the "Agreements"), among the Depositor as depositor, the Seller as master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company as trustee (the "Trustee"). In consideration for the Subsequent Mortgage Loans, the Depositor will deliver to the Seller immediately available funds. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreements.

                  The undersigned is a duly appointed __________________ of the Seller and hereby certifies after reasonable investigation that:

                  1. The price to be paid to the Seller for the Subsequent Mortgage Loans will have been paid in full at the closing of the sale pursuant to the Purchase Agreement, and no agreement or arrangement exists or will exist that permits the modification of the consideration for the Subsequent Mortgage Loans subsequent to the sale. The Seller will not have any right or obligation to repurchase any Subsequent Mortgage Loan except as provided in the Purchase Agreement.

                  2. Each Mortgage Note and each related Mortgage has been appropriately prepared and duly executed and delivered by the related Mortgagor, and each Mortgage has been appropriately recorded in the applicable jurisdiction. Any intervening endorsement of any Mortgage Note and any intervening assignment of any Mortgage that was required to transfer to the Seller ownership of the Subsequent Mortgage Loans was obtained and completed.

                  3. Each Mortgage Note has been endorsed or assigned in a manner that satisfies any requirement necessary to transfer to the Trustee all right, title and interest of the party so endorsing or assigning, as noteholder or transferee thereof, in and to that Mortgage Note, as provided in the Agreements. Each Assignment to the Trustee is in recordable form and is sufficient to effect the assignment and transfer to the Depositor of the benefits of the assignor, as original mortgagee or assignee thereof, under each Mortgage to which that Assignment relates, as provided in the Agreements. Each Assignment to the Trustee has been or will be appropriately recorded to the extent required under applicable law, as provided in the Pooling and Servicing Agreement.

                  4. Each original Mortgage Note, each original recorded Mortgage, each original recorded intervening Assignment and each Assignment to the Trustee has been delivered to the Trustee or its designee at the direction of the Depositor. Neither the Trustee nor any agent of the Trustee that has or will have possession of any Mortgage Note, Mortgage or Assignment is, or will be, at any time during the term of the Pooling and Servicing Agreement, an affiliate of the Seller or otherwise under the direct or indirect control of the Seller.

                  5. Immediately prior to the transfer of the Subsequent Mortgage Loans by the Seller to the Depositor, the Seller was the sole owner of each Mortgage Loan, free and clear of any and all prior liens, mortgages, security interests, pledges, participation interests, adverse claims, charges or other equities or encumbrances of any nature, and had full right and authority to sell, assign and transfer the Subsequent Mortgage Loans.

                  6. No Mortgage Note, Mortgage or other document constituting part of the Mortgage File reflects or will reflect on its face any interest that is inconsistent with the ownership interest of the Seller in and to the Subsequent Mortgage Loans or the transfer of the Subsequent Mortgage Loans by the Seller to the Depositor.

                  7. The transfer of the Subsequent Mortgage Loans by the Seller to the Depositor as provided in the Purchase Agreement is intended by the Seller to be, and is in fact, a contemporaneous exchange in which the Seller receives new value.

                  8. The Seller was solvent at all relevant times prior to, and will not be rendered insolvent by, the transfer of the Subsequent Mortgage Loans to the Depositor.

                  9. The Seller did not transfer the Subsequent Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of the Seller's creditors.

                  10. Neither the Seller nor any agent acting on behalf of it, has been or will become a party to any fraud or illegality affecting any Subsequent Mortgage Loan.

                  11. No breach of the Agreements by the Seller, misrepresentation or failure by the Seller to perform all acts required to be performed prior to the Closing Date, or fraud or mistake on the part of the Seller in connection with the transactions contemplated by the Agreements, has occurred or will occur.

                  12. The Seller has not taken or will not take any action that is unreasonable, arbitrary or capricious, or that is not taken in good faith or in commercially reasonable manner, affecting the Subsequent Mortgage Loans in connection with the transactions contemplated by the Agreements.

                  13. There is not and will not be any other agreement between the Seller and any other party to the Agreements that modifies or otherwise supplements the agreement of the parties as expressed in the Agreements.

                  14. The Seller does not have and will not have any right to modify or alter the terms of the transfer of the Subsequent Mortgage Loans by the Seller to the Depositor, or to substitute or add any mortgage loan thereafter, except as provided in the Agreements.

                  15. The Seller will not take any action that is inconsistent with the ownership interest in the Subsequent Mortgage Loans as evidenced by the Certificates. The Seller will promptly indicate to other persons or entities, when a response is appropriate, that the Subsequent Mortgage Loans were transferred by the Seller to the Depositor. The Seller will not claim any ownership interest directly in the Subsequent Mortgage Loans other than that represented by Certificates in which it may have an ownership interest from time to time.

                  16. Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Subsequent Mortgage Loans to the Depositor, as provided in the Purchase Agreement as a sale of all of its interest in the Subsequent Mortgage Loans. The Seller has been advised by or has confirmed with its independent public accountants for similar transactions that the sale will be so classified under GAAP in accordance with Statement No. 77 of the Financial Accounting Standards Board (December 1983).

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of January 14, 1997.


                                         OPTION ONE MORTGAGE CORPORATION


                                         By:_______________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT 3

                    FORM OF OPINION OF COUNSEL TO THE SELLER


                                January 14, 1997



Salomon Brothers Mortgage Securities VII, Inc.
Seven World Trade Center
New York, New York 10048

Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Financial Security Assurance Inc.
350 Park Avenue
New York, New York  10022

                 Re: Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Floating Rate Certificates, Series 1996-8
                          ------------------------------------------------------

Ladies and Gentlemen:

         I have acted as counsel to Option One Mortgage Corporation, a California corporation (the "Company"), in connection with the sale of certain mortgage loans to Salomon Brothers Securities VII, Inc. ("SBMS VII") pursuant to a Subsequent Mortgage Loan Purchase Agreement, dated January 14, 1997 (the "Purchase Agreement"), among the Company, Realty and SBMS VII. Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1996-8 were issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling Agreement"), among SBMS VII, the Company and Bankers Trust Company. Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling Agreement.

         In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

         A.       The Purchase Agreement;
         B.       The Pooling Agreement;
         C. The Company's Certificate of Incorporation and Bylaws, as amended to date; and
         D. Resolutions adopted by the Board of Directors of the Company with specific reference to actions relating to the transactions covered by this opinion.

                                                                         Page 2.

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

         On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

         1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of California with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Company has the corporate power and authority to execute, deliver, and perform its obligations under the Purchase Agreement.

         2. The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company.

         3. The Purchase Agreement constitutes valid, legal and binding obligations of the Company, enforceable against the Company in accordance with its terms.

         4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Company of the Purchase Agreement or the consummation of the transactions contemplated by the Purchase Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

         5. The fulfillment of the terms of or the consummation of the transactions contemplated in the Purchase Agreement will not result in a breach of any term or provision of the Certificate of Incorporation or By-laws of the Company, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound, (ii) any State of California or federal statute or regulation applicable to the Company, or (iii) any order of any State of California or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the default, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under the Purchase Agreement.

         6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance



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                                                                         Page 3.

or in the aggregate, would draw into question the validity of the Purchase Agreement, which seeks to prevent the consummation of any of the transactions contemplated in the Purchase Agreement or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement.

         The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

         A. I have assumed that all parties to the Purchase Agreement other than the Seller have all requisite power and authority to execute, deliver and perform their respective obligations under the Purchase Agreement, and that the Purchase Agreement has been duly authorized by all necessary corporate actions on the part of such parties, has been executed and delivered by such parties and constitutes the legal, valid and binding obligations of such parties.

         B. My opinion expressed paragraphs 3 above is subject to the qualifications that (i) the enforceability of the Purchase Agreement may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Purchase Agreement and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Purchase Agreement to the extent such provisions may be held to be unenforceable as contrary to public policy.

         C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, Realty and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

         I express no opinion as to whether the courts of the United States located in California or state courts of California would respect or enforce any contractual provision regarding choice of law, selection of forum or waiver of a jury trial.

         This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon.




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                                                                         Page 4.

         I am admitted to practice in the State of California, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of California and the Federal laws of the United States of America.

                                Very truly yours,